                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                          POLAND COMMUNICATIONS, INC.

                               OFFER TO EXCHANGE

                     9 7/8% SERIES B SENIOR NOTES DUE 2003
                       FOR ANY AND ALL OF ITS OUTSTANDING
                          9 7/8% SENIOR NOTES DUE 2003
               PURSUANT TO THE PROSPECTUS, DATED ______ __, 1997

--------------------------------------------------------------------------------
THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON _________,
   1997 UNLESS EXTENDED ("THE EXPIRATION DATE").  TENDERS MAY BE WITHDRAWN
       PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------


             Delivery to:  [                      ], Exchange Agent
                            ----------------------
                               By Mail or by Hand

                        [                             ]
                         -----------------------------
                        [                             ]
                         -----------------------------
                        [                             ]
                         -----------------------------
                          Attention:  [             ]
                                       -------------
                          Telephone:  [             ]
                                       -------------

                                 By Facsimile:
                            [                     ]
                             ---------------------


         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

         The undersigned acknowledges that he or she has received the Prospectus, dated _________, 1997 (the "Prospectus"), of Poland Communications, Inc., a New York corporation ("PCI"), and this Letter of Transmittal (the "Letter"), which together constitute PCI's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 9 7/8% Series B Senior Notes due 2003 (the "Exchange Notes") for each $1,000 principal amount of its outstanding 9 7/8% Senior Notes due 2003 (the "Old Notes") of which $130 million in aggregate principal amount are outstanding from the holders thereof.

         With respect to the Old Notes accepted for exchange, the holders of such Old Notes will receive Exchange Notes in such aggregate principal amount equal to that of the surrendered Old Notes. The Exchange Notes will bear interest at the same rate and on the same terms as the Old Notes.
Consequently, interest on the Exchange Notes will be payable semi-annually in cash in arrears on May 1 and November 1 of each year, commencing May 1, 1997, at the rate of 9 7/8% per annum. The Exchange Notes will bear interest from and including October 31, 1996, the date of issuance of the Old Notes. Holders whose Old Notes are accepted for exchange will be deemed to have waived the right to receive any interest accrued on the Old Notes.

         This Letter is to be completed by a holder of Old Notes either if certificates are to be forwarded herewith or if a tender of certificates for Old Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of Documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

         Any beneficial owner whose Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact such registered holder of Old Notes promptly and instruct such registered holder of Old Notes to tender on behalf of the beneficial owner. If such beneficial owner wishes to tender on its own behalf, such beneficial owner must, prior to completing and executing this Letter and delivering its Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such beneficial owner's name or obtain a properly completed power of attorney power from the registered holder of Old Notes. The transfer of record ownership may take considerable time.

         The undersigned has completed the appropriate boxes below and signed this letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

         List below the Old Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and aggregate principal amount of the Old Notes should be listed on a separate signed schedule affixed hereto.

------------------------------------------------------------------------------------------------------------------------------------
                        DESCRIPTION OF
                          OLD NOTES                                      1                      2                       3
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Aggregate Principal
                                                                                              Amount           Aggregate Principal
       Name(s) and Address(es) of Registered Holder(s)              Certificate       of 9 7/8% Senior Notes          Amount
                  (Please fill in, if blank)                        Number(s)*               due 2003               Tendered**
------------------------------------------------------------------------------------------------------------------------------------
                                                               ---------------------------------------------------------------------

                                                               ---------------------------------------------------------------------

                                                               ---------------------------------------------------------------------

                                                               ---------------------------------------------------------------------
                                                                       Total
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 *    Need not be completed if Old Notes are being tendered by book-entry transfer.
 **   Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Notes represented by the Old Notes indicated in column 2. See Instruction 2.
--------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

         Name of Tendering Institution
                                       -----------------------------------------

         Account Number                   Transaction Code Number
                       ----------------                           --------------

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Names(s) of Registered Holder(s)
                                ------------------------------------------------

Window Ticket Number (if any)
                             ---------------------------------------------------

Date of Execution of Notice of Guaranteed Delivery
                                                  ------------------------------

Name of Institution which guaranteed delivery
                                             -----------------------------------

IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:

         Account Number
                       -------------------------
         Transaction Code Number
                                 --------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:
     -----------------------------------------------------------------------
Address:
        --------------------------------------------------------------------

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to PCI the aggregate Specified Amount of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, PCI all right, title and interest in and to such Old Notes as are being tendered hereby, and hereby appoints the Exchange Agent as the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of PCI) of such holder of Old Notes, in order to transfer ownership of such Old Notes on the account books maintained by The Depositary Trust Company (together, in any such case, with all accompanying evidences of transfer and authenticity) to PCI, (i) present and deliver such Old Notes for transfer on the books of PCI and (ii) receive all benefits and otherwise exercise all rights and incidents of beneficial ownership with respect to such Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that PCI will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same is accepted by PCI. The undersigned hereby further represents that any Exchange Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, that neither the holder of such Old Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes and that neither the holder of such Old Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), of PCI.

         The undersigned also acknowledges that this Exchange Offer is being made based on interpretations by the staff of the Securities and Exchange Commission (the "Commission") which lead PCI to believe that the Exchange Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of PCI within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders' business and such holders have no arrangement with any person to participate in the distribution of such Exchange Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes and has no arrangement or understanding to participate in a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange of Old Notes, it represents that the Old Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If any holder is an affiliate of PCI or is engaged in or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such holder (i) could not rely on the applicable interpretations of the staff of the Commission and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act.

         The undersigned will, upon request, execute and deliver any additional documents deemed by PCI to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal Rights" section of the Prospectus.

         Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the Old Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the Exchange Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Notes."

         THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.


----------------------------------------------------------------  ----------------------------------------------------------------

                  SPECIAL ISSUANCE INSTRUCTIONS                                    SPECIAL DELIVERY INSTRUCTIONS
                   (SEE INSTRUCTIONS 3 AND 4)                                        (SEE INSTRUCTIONS 3 AND 4)
                 To be completed ONLY if certificates for Old     To be completed ONLY if certificates for Old Notes not
 Notes not exchanged and/or Exchange Notes are to be issued in    exchanged and/or Exchange Notes are to be sent to someone
 the name of and sent to someone other than the person or         other than the person or persons whose signature(s)
 persons whose signature(s) appear(s) on this Letter above, or    appear(s) on this Letter above or to such person or persons
 if Old Notes delivered by book-entry transfer which are not      at an address other than shown in the box entitled
 accepted for exchange are to be returned by credit to an         "Description of Old Notes" on this Letter above.
 account maintained at the Book-Entry Transfer Facility other than the account indicated above.
                                                                   Mail: Exchange Notes and/or Old Notes to:
 Issue: Exchange Notes and/or Old Notes to:

 Name(s)                                                           Name(s)
         -----------------------------------------------------             -----------------------------------------------------
                     (PLEASE TYPE OR PRINT)                                            (PLEASE TYPE OR PRINT)

 -------------------------------------------------------------     -------------------------------------------------------------
                     (PLEASE TYPE OR PRINT)                                            (PLEASE TYPE OR PRINT)

 Address                                                           Address
         -----------------------------------------------------             -----------------------------------------------------

 -------------------------------------------------------------     -------------------------------------------------------------
                           (ZIP CODE)                                                        (ZIP CODE)


                 (COMPLETE SUBSTITUTE FORM W-9)

 [ ] Credit unexchanged Old Notes delivered by book-entry transfer to the Book-Entry Transfer Facility set forth below.

----------------------------------------------------------------
                  (Book-Entry Transfer Facility
                 Account Number, if applicable)
----------------------------------------------------------------  ----------------------------------------------------------------

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

                          -------------------------------------------------------------------------------
                                                           PLEASE SIGN HERE
                                              (TO BE COMPLETED BY ALL TENDERING HOLDERS)
                                     (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 ON REVERSE SIDE)
                           Dated:                                                                   1997
                                   ---------------------------------------------------------
                           X                                                                        1997
                               -------------------------------------------------------------
                           X                                                                        1997
                               -------------------------------------------------------------
                                                   SIGNATURE(S) OF OWNER             DATE

                                           Area Code and telephone Number    . . . . . . . . . . . . . .

                                           If a holder is tendering any  Old Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith.  If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title.  See Instruction 3.

                                           Name(s):
                                                       -------------------------------------

                                             -----------------------------------------------
                                                            (PLEASE TYPE OR PRINT)
                                           Capacity:
                                                       -------------------------------------
                                           Address:
                                                       -------------------------------------

                                             -----------------------------------------------
                                                            (INCLUDING ZIP CODE)
                                                            SIGNATURE GUARANTEE
                                                         (REQUIRED BY INSTRUCTION 3)
                                           Signature(s) Guaranteed by
                                           an Eligible Institution:
                                                                       ---------------------
                                                            (AUTHORIZED SIGNATURE)
                                             -----------------------------------------------
                                                                    (TITLE)
                                             -----------------------------------------------
                                                               (NAME AND FIRM)
                                             -----------------------------------------------
                                           Dated:                                      , 1997
                                                  -------------------------------------
                          -------------------------------------------------------------------------------

                                  INSTRUCTIONS

       FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER OF
                     9 7/8% SERIES B SENIOR NOTES DUE 2003
                       FOR ANY AND ALL OF ITS OUTSTANDING
                          9 7/8% SENIOR NOTES DUE 2003
                         OF POLAND COMMUNICATIONS, INC.


1.               DELIVERY OF THIS LETTER AND OLD NOTES; GUARANTEED DELIVERY
                 PROCEDURES.

                 This letter is to be completed by securityholders either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus. Certificates for all physically tendered Old Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below.

                 Securityholders whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution, (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by PCI (by telegram, telex, facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Notes and the amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within five New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Notes, or a Book-Entry Confirmation, and any other documents required by the Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Old Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter, are received by the Exchange Agent within five NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

                 The method of delivery of this Letter, the Old Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Old Notes are sent by mail, it is suggested that registered mail, properly insured, with return receipt requested, be used and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

                 See "The Exchange Offer" section of the Prospectus.

2. PARTIAL TENDERS (NOT APPLICABLE TO SECURITYHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER).

                 If less than all of the Old Notes evidenced by a submitted certificate is to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Old Notes to be tendered in the box above entitled "Description of Old Notes--Aggregate Amount Tendered." A reissued certificate representing the balance of nontendered Old Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. ALL OF THE OLD NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

3.               SIGNATURES ON THIS LETTER; BOND POWERS AND ENDORSEMENTS;
                 GUARANTEE OF SIGNATURES.

                 If this Letter is signed by the registered holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

                 If any tendered Old Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.

                 If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

                 When this Letter is signed by the registered holder or holders of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

                 If this Letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

                 If this Letter or any or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by PCI, proper evidence satisfactory to PCI of their authority to so act must be submitted.

                 ENDORSEMENTS ON CERTIFICATES FOR OLD NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL SECURITIES EXCHANGE OR A MEMBER OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. OR BY A COMMERCIAL BANK OR TRUST COMPANY HAVING AN OFFICE OR CORRESPONDENT IN THE UNITED STATES (AN "ELIGIBLE INSTITUTION").

                 SIGNATURES ON THIS LETTER NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE OLD NOTES ARE TENDERED: (i) BY A REGISTERED HOLDER OF OLD NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH OLD NOTES) WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER, OR (ii) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4.               SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

                 Tendering holders of Old Notes should indicate in the applicable box the name and address to which Exchange Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchange are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Securityholders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such securityholder may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name or address of the person signing this Letter.

5.               TRANSFER TAXES.

                 PCI will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If however, Exchange Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to PCI or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

                 EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OLD NOTES SPECIFIED IN THIS LETTER.

6.               WAIVER OF CONDITIONS.

                 PCI reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

7.               NO CONDITIONAL TENDERS.

                 No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

                 Neither PCI, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes nor shall any of them incur any liability for failure to give any such notice.

8.               MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES.

                 Any holder whose Old Notes has been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

9.               REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

                 Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.